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                                                        Exhibit 3






                             JOINT FILING AGREEMENT

           Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 1 to the Statement on Schedule 13D to which this exhibit is attached, and any further amendments to such Statement on Schedule 13D, is filed on behalf of each of them in the capacities set forth below.

Dated:  February 26, 1999

                              KELSO INVESTMENT ASSOCIATES V, L.P.

                              By:   Kelso Partners V, L.P., its
                                    General Partner

                              By: /s/ James J. Connors, II
                                    Name:  James J. Connors, II
                                    Title:  Attorney-in-fact


                              KELSO EQUITY PARTNERS V, L.P.

                              By: /s/ James J. Connors, II
                                    Name:  James J. Connors, II
                                    Title:  Attorney-in-fact


                              KELSO PARTNERS V, L.P.


                              By: /s/ James J. Connors, II
                                    Name:  James J. Connors, II
                                    Title:  Attorney-in-fact


                                                 *
                              -------------------------------------------------
                                    Joseph S. Schuchert


                                                 *
                              -------------------------------------------------
                                    Frank T. Nickell


                                                 *
                              -------------------------------------------------
                                    George E. Matelich
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                                                 *
                              -------------------------------------------------
                                    Thomas R. Wall, IV


                                                 *
                              -------------------------------------------------
                                    Frank K. Bynum, Jr.


                                                 *
                              -------------------------------------------------
                                    Michael B. Goldberg


                                                 *
                              -------------------------------------------------
                                    David I. Wahrhaftig


                                                 *
                              -------------------------------------------------
                                    Philip E. Berney




*  By:  /s/ James J. Connors, II
         James J. Connors, II
         Attorney-in-fact

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